                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 27, 2003

                         Fleet Credit Card Funding Trust
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                        Fleet Credit Card Master Trust II

                              333-73728-01
    United States           and 333-73728-02                23-3101310
---------------------   -------------------------    -------------------------
  (State or Other           (Commission File             (IRS Employer
    Jurisdiction                  Number)                Identification
  of Incorporation)                                          Number)

       300 North Wakefield Drive
         Suite: DE EH 60002 P
          Newark, Delaware                                19702
-------------------------------------        ---------------------------------
       (Address of Principal                            (Zip Code)
         Executive Office)

Registrant's telephone number, including area code (401) 278-5451

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On February 27, 2003 the Fleet Credit Card Master Trust II issued its Class A 2.40% Asset Backed Certificates and its Class B Floating Rate Asset Backed Certificates.

Item 6.           Not Applicable.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  Exhibits

                  4.1      Series 2003-A Supplement dated as of February 27,
                  2003.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FLEET CREDIT CARD FUNDING TRUST
                                              On behalf of the Fleet Credit Card
                                              Master Trust II

                                            By:    /s/ Jeffrey A. Lipson
                                               ---------------------------------
                                            Name:  Jeffrey A. Lipson
                                            Title: Vice President

                                  EXHIBIT INDEX

Exhibit                                Description

4.1               Series 2003-A Supplement dated as of February 27, 2003.